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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                    FORM 8-K

                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): APRIL 20, 1999



                              IVI CHECKMATE CORP.
            (Exact name of registrant as specified in its charter)



         DELAWARE                         000-29772                             58-2375201
(State or other jurisdiction        (Commission File Number)         (IRS Employer Identification No.)
     of incorporation)



                               1003 MANSELL ROAD
                            ROSWELL, GEORGIA 30076
                   (Address of Principal Executive Offices)

                                 770-594-6000
             (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 3

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ITEM 5.   OTHER EVENTS.

          (a) In a press release dated April 20, 1999, the Company reported that it has completed the acquisition of the assets related to the business of the DataCard Financial Systems Corporation subsidiary of DataCard Corporation. A copy of the press release is attached as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits
          --------

          Exhibit No.    Description
          ----------     -----------

          99             Press Release dated April 20, 1999

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IVI CHECKMATE CORP.
                                     (Registrant)

Date: April 27, 1999                 By   /s/ John J. Neubert
                                          -----------------------------------
                                          John J. Neubert
                                          Executive Vice President-Finance
                                          and Administration, Chief Financial
                                          Officer, Treasurer and Secretary

                                       2
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                     Description                               Page No.
-------                     -----------                               -------

99               Press Release dated April 20, 1999                      4